UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 28, 2006

Commission File Number 000-31395

VillageEDOCS
(Exact name of registrant as specified in its charter)

California	33-0668917
(State or other jurisdiction of	(IRS. Employer
incorporation or organization)	Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN, CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030
 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02   Non-Reliance from Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During its review of our Form 10-KSB for the fiscal year ended December 31, 2004 and our Forms 10-QSB for the fiscal quarters ended March 31, 2005, June 30, 2005, and September 30, 2005, the SEC staff initiated discussions and comments with us about our accounting treatment for (i) our non-conventional convertible notes to C. Alan Williams, Joan P. Williams and James Townsend, which allowed such noteholders to convert the notes payable into shares of our common stock at prices that were variable and potentially based upon several factors including the market price of our common stock at the time of conversion, and (ii) our accounting treatment for warrants issued to Mason Conner and Jay Hill as incentive bonuses resulting from the acquisition of Phoenix Forms, Inc. and TBS during 2004 and 2005, and (iii) our accounting treatment for shares of common stock issued as finders’ fees in connection with the amendment and subsequent conversion of certain convertible promissory notes.

As a result of this review, we have concluded that the conversion features embedded within these debt instruments should be treated separately as derivative liabilities under EITF 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”). Pursuant to EITF-00-19, we will bifurcate the conversion options embedded in the convertible debt host and account for them as derivative liabilities pursuant to SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”) and paragraph 20 of EITF 00-19. Furthermore, because we did not have sufficient authorized unissued shares to settle any commitment within the scope of EITF 00-19, as these are considered instruments that are convertible into a potentially unlimited number of shares, and accordingly these instruments should be accounted for as derivative liabilities, pursuant to paragraph 24 of EITF 00-19, and that these debt instruments contain imbedded put options. In addition, all of our previously issued and outstanding instruments, such as warrants and non-employee options, should be classified as liabilities as well in light of the provisions of EITF 00-19.

The Company has analyzed the convertible notes described above and has concluded after reconsidering paragraphs 19-24 of EITF 00-19 that “if the number of shares that could be required to be delivered to net-shares settled the contract is indeterminable, a company will be unable to conclude that it has sufficient available authorized and unissued shares and, therefore, net-shares settlement is not within the control of the Company.” Because of the variable conversion feature of the convertible notes in question, there is no cap on the number of shares the Company may have to issue to net-share settle the contract, and it has determined that these embedded derivatives should be separated from the debt and accounted for as a liability.

We have previously recorded the value of warrants and shares issued to Mr. Conner and Mr. Hill as part of the purchase price relating to Phoenix Forms, Inc. and TBS during 2004 and 2005. Paragraph 8 of Appendix A of SFAS No. 141 “Business Combinations” requires that the fair value of the warrants and other compensation issued to Mr. Conner and Mr. Hill in connection with the acquisition of Phoenix Forms, Inc. and TBS be expensed when incurred. We should have incurred an additional $76,000 of expenses during March 2004, $9,240 during February 2005, and $34,377 during April 2005; for a total of $119,617, which should have been expensed during those periods as opposed to being incurred as a cost associated with the acquisitions and which were not included on our income statements for the applicable periods. We have reassessed our treatment of the finders’ fees issued to Mr. Conner and Mr. Hill in connection with our acquisitions, and have concluded that such finders’ fees should be expensed in accordance with the provisions of paragraph 8 of Appendix A of SFAS No. 141. However, as the Company accounted for its employee stock-based compensation under APB Opinion No. 25, as amended, “Accounting for Stock Issued to Employees” during 2004 and 2005, the Company will not record any expense related to the issuance of the 550,000 warrants to Messrs. Conner and Hill in connection with the acquisitions. The value of these warrants will be included in our pro forma disclosure, as required under SFAS No. 148 “Accounting for Stock-Based Compensation—Transition and Disclosure.” Therefore, the related change in the accounting treatment of the warrants will result in a reduction of goodwill and additional paid-in capital of an aggregate of $119,617.

During June and September 2005, we recorded the value of shares issued as finders’ fees in connection with the amendment and subsequent conversion of certain convertible promissory notes. The value of these shares should have been expensed in accordance with paragraph 25 of SFAS No. 84 “Induced Conversion of Convertible Debt”, as amended. Accordingly, we should have incurred an additional $75,002 of expenses during June 2005, and $20,767 during September 2005, which should have been expensed during those periods as opposed to being recorded as a cost associated with the conversion and which were not included on our income statements for the applicable periods. We have reassessed our treatment of the finders’ fees issued in connection with the conversion of the convertible promissory notes, and have concluded that such finders’ fees should be expensed in accordance with the provisions of paragraph 25 of SFAS No. 84.

We have determined that the above amounts are material to our financial statements and, therefore, will require us to restate and reissue our annual report for the year ended December 31, 2004, as well as the quarterly reports for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005.

The restatements should not have any effect on our cash balances for these periods. The adjustment relating to the finders’ fees issued in connection with the convertible promissory notes and for the shares of common stock issued in connection with the acquisitions of $215,386 will result in a permanent reduction in our shareholders’ equity. We are in the process of completing our analysis of the embedded derivative effects of EITF 00-19. Although, the effects of implementing EITF 00-19 will be material to the above referenced filings, we do not believe that the application of EITF 00-19 will have a permanent effect on our shareholders’ equity for the fiscal year ended December 31, 2005 because we have eliminated the embedded conversion feature of the above referenced notes, either through the conversion, satisfaction or establishment of a fixed floor price of $0.14 per share on all of the above referenced notes. In addition, we now have a sufficient number of authorized common shares to fulfill our obligations under all of our outstanding instruments. Thus, we anticipate that an adjusting entry will be made during the second quarter of 2005 that consists of a debit that eliminates the remaining liability, which was recorded pursuant to the application of EITF 00-19, and a corresponding credit to shareholders’ equity.

This determination was made by us on March 28, 2006. Our authorized officers in the Audit Committee of our Board of Directors have discussed with our independent registered public accounting firm the matters disclosed in this report.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 2006	VILLAGEEDOCS

	By:	/s/ Michael A. Richard
Print Name: Michael A. Richard
Title: Chief Financial Officer